Exhibit 32

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Public Storage Properties V, Ltd. (the "Partnership") for the quarterly period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ronald L. Havner, Jr., as Chief Executive Officer of Public Storage, corporate general partner, and John Reyes, as Chief Financial Officer of Public Storage, corporate general partner, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

    /s/  Ronald L. Havner, Jr.
------------------------------------
Name:    Ronald L. Havner, Jr.
Title:   Chief Executive Officer of Public Storage
         Corporate General Partner
Date:    November 13, 2007



    /s/  John Reyes
-------------------------------------
Name:    John Reyes
Title:   Chief Financial Officer of Public Storage
         Corporate General Partner
Date:    November 13, 2007